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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2006

                         DIAMONDROCK HOSPITALITY COMPANY
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               (Exact name of registrant as specified in charter)

            Maryland                   001-32514               20-1180098
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

                         6903 Rockledge Drive, Suite 800
                               Bethesda, MD 20817
               (Address of Principal Executive Offices) (Zip Code)

                                 (240) 744-1150
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

An affiliate of DiamondRock Hospitality Company ("DiamondRock") signed a purchase agreement (the "Agreement") to acquire the Conrad Hotel, located at 520
N. Michigan Avenue in Chicago Illinois (the "Chicago Conrad") for a purchase price of $117.5 million, at the time of signing the Agreement DiamondRock made a refundable $10 million deposit. That Agreement was subject to a material due diligence related condition precedent which was satisfied on August 11, 2006. As a result, on August 11, 2006, the Agreement became a commitment enforceable against DiamondRock and our $10 million deposit became non-refundable. The acquisition is scheduled to close towards the end of 2006.

We cannot assure you that we will acquire the Chicago Conrad because the proposed acquisition is subject to a variety of factors.

The foregoing summary of our acquisition of the Chicago Conrad is qualified in its entirety by the full terms and conditions of the Purchase Agreement, as of July 29, 2006, by and among LCP-WB Chicago Operator, LLC, and DiamondRock Hospitality Limited Partnership, a copy of which is filed as Exhibit 10.1 to the Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits.

See Index to Exhibits attached hereto.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIAMONDROCK HOSPITALITY COMPANY


Date:  August 11, 2006                       By:  /s/ Michael D. Schecter
                                                  ------------------------------
                                                  Michael D. Schecter
                                                  General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.   Description
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10.1          Purchase Agreement, dated as of July 29, 2006, by and among LCP-WB
              Chicago Operator, LLC, and DiamondRock Hospitality Limited
              Partnership

99.1          Press Release dated August 11, 2006